SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Filed by the registrant |X|
         Filed by a party other than the registrant | |

         Check the appropriate box:

         | | Preliminary proxy statement
         | | Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))
         |X| Definitive proxy statement Definitive additional materials
         | | Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         HI-RISE RECYCLING SYSTEMS, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         HI-RISE RECYCLING SYSTEMS, INC.
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):
          | | No fee required.
          | | Fee computed on the table below per Exchange Act Rules 14a-6(i)(4)
              and 0-11.
         (1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
-------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
         (5) Total fee paid:
-------------------------------------------------------------------------------

          | | Fee paid previously with preliminary materials.

          | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
-------------------------------------------------------------------------------

         (2) Form, schedule or registration statement no.:
-------------------------------------------------------------------------------

         (3) Filing party:
-------------------------------------------------------------------------------

         (4) Date Filed:

-------------------------------------------------------------------------------

                         HI-RISE RECYCLING SYSTEMS, INC.

                   8505 N.W. 74TH STREET, MIAMI, FLORIDA 33166

                               -------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JULY 15, 1998

                               -------------------


To the Shareholders of Hi-Rise Recycling Systems, Inc.:

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Hi-Rise Recycling Systems, Inc., a Florida corporation (the "Company"), will be held at 10:00 a.m., local time, on Wednesday, July 15, 1998, at the offices of the law firm of Greenberg Traurig Hoffman Lipoff Rosen & Quentel located at the Met Life Building, 200 Park Avenue, New York, New York for the following purposes:

         (1) To elect four members to the Company's Board of Directors to hold office until the Company's 1999 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To consider and vote upon a proposal to approve the adoption of the Company's 1998 Executive Incentive Compensation Plan; and

         (3) To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

         All shareholders are cordially invited to attend; however, only shareholders of record at the close of business on June 8, 1998 are entitled to vote at the Annual Meeting or any adjournments thereof.

                                              By Order of the Board of Directors

                                              DONALD ENGEL
                                              CHAIRMAN OF THE BOARD AND
                                              CHIEF EXECUTIVE OFFICER

Miami, Florida
June 22, 1998

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1998 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                         HI-RISE RECYCLING SYSTEMS, INC.

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Hi-Rise Recycling Systems, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the 1998 Annual Meeting of Shareholders of the Company to be held at 10:00 a.m., local time, on Wednesday, July 15, 1998, at the offices of the law firm of Greenberg Traurig Hoffman Lipoff Rosen & Quentel located at the Met Life Building, 200 Park Avenue, New York, New York or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is June 22, 1998. Shareholders should review the information provided herein in conjunction with the Company's 1997 Annual Report to Shareholders, which accompanies this Proxy Statement. The Company's principal executive offices are located at 8505 N.W. 74th Street, Miami, Florida 33166, and its telephone number is (305) 597-0243.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) The election of four members to the Company's Board of Directors to serve until the Company's 1999 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) A proposal to approve the adoption of the Company's 1998 Executive Incentive Compensation Plan; and

         (3) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the four nominees for director named below and (b) FOR the proposal to approve the adoption of the Company's 1998 Executive Incentive Compensation Plan. In the event a shareholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made.

         The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on June 8, 1998, as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 9,054,879 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock present and voting at the Annual Meeting is required to approve the proposal to adopt the Company's 1998 Executive Incentive Compensation Plan. Any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted in opposition to the matter, unless such matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or Bylaws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote for purposes of determining the outcome of any matter submitted to the shareholders for a vote, but will not be counted as votes cast "for" or "against" any given matter.

         A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any such shares which are not represented at the Annual Meeting either in person or by proxy will not be considered as shares present at the Annual Meeting, and will not be considered to have cast votes on any matters addressed at the Annual Meeting.

         A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's offices, 8505 N.W. 74th Street, Miami, Florida 33166, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any shareholder.

                               SECURITY OWNERSHIP

         The following table sets forth information, as of the Record Date, with respect to the beneficial ownership of shares of the Company's Common Stock by
(i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) the Named Executive Officers (as defined herein), (iii) each director of the Company and (iv) all directors and executive officers of the Company as a group:

                                                               AMOUNT AND NATURE
                   NAME AND ADDRESS OF                           OF BENEFICIAL         PERCENTAGE OF OUTSTANDING
                   BENEFICIAL OWNER(1)                           OWNERSHIP(2)                 SHARES OWNED
-----------------------------------------------------------    -----------------       -------------------------
Donald Engel...........................................            750,000(3)                     7.6%

Evelio Acosta..........................................          1,276,094                       14.0%

Warren Adelson.........................................            790,012(4)                     8.0%

Ira S. Merritt.........................................             24,500(5)                       *

Joel M. Pashcow........................................             23,500(6)                       *

Michael F. Bracken........................................          27,600(7)                       *

All   directors   and   executive   officers  as  a  group
   (9 persons).........................................          1,719,407(8)                    16.7%

-------------------------
*     Less than 1%.

(1) Unless otherwise indicated, the address of each of the beneficial owners identified above is 8505 N.W. 74th Street, Miami, Florida 33166.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Includes 700,000 shares of Common Stock issuable upon the exercise of options granted under the Company's 1996 Stock Option Plan.

(4) Includes 16,000 shares of Common Stock issuable upon the exercise of presently exercisable options and 250,000 shares of Common Stock issuable upon the exercise of warrants, which warrants are currently exercisable.

(5) Includes 23,500 shares of Common Stock issuable upon the exercise of options granted under the Company's New Directors Plan.

(6) Consists of 23,500 shares of Common Stock issuable upon the exercise of options granted under the Company's New Directors Plan.

(7) Consists of 27,600 shares of Common Stock issuable upon the exercise of options granted under the Company's 1993 Stock Option Plan and 1996 Stock Option Plan.

(8) Includes (i) 28,652 shares of Common Stock which were issued to Harriet Oestreicher, Seymour Oestreicher's wife, in connection with the Company's acquisition of IDC Systems, Inc. ("IDC Systems"), (ii) 5,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock held by Seymour Oestreicher, (iii) 60,600 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock held by Gary McAlpin and (iv) 32,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock held by Bradley Hacker. See notes (2) through (7) above.

                         ELECTION OF DIRECTORS; NOMINEES

         The Company's Articles of Incorporation provide that the number of directors constituting the Company's Board of Directors shall be at least one, with the exact number of directors to be fixed from time to time in the manner provided in the Company's Bylaws. The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors within the limits specified by the Company's Articles of Incorporation. The Board of Directors has fixed at four the number of directors that will constitute the Board of Directors for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 1999 Annual Meeting of Shareholders or when his successor has been duly elected and qualified.

         Each of the current members of the Board of Directors has been nominated by the Company to be reelected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

         The executive officers and directors of the Company are as follows:

                       NAME                             AGE                           POSITION
----------------------------------------------------   -----    ----------------------------------------------------
Donald Engel....................................        64      Chairman  of  the  Board  of  Directors and Chief
                                                                   Executive Officer

J. Gary McAlpin.................................        45      Chief Operating Officer

Bradley Hacker..................................        38      Chief Financial Officer

Michael F. Bracken.................................     39      Executive Vice President - New Construction Sales

William J. Stone................................        51      Executive Vice President - Sales

Seymour Oestreicher.............................        72      Vice President - Distribution Development

Warren Adelson..................................        55      Director

Ira S. Merritt..................................        60      Director

Joel M. Pashcow.................................        53      Director


         DONALD ENGEL has been Chief Executive Officer of the Company since March 1996 and Chairman of the Board since May 1997. From March 1996 to May 1997, Mr. Engel served as Co-Chairman of the Board. Prior to joining the Company, Mr. Engel was a private investor. From June 1991 to June 1993, Mr. Engel served as a consultant to Bear Stearns & Co., Inc. From March 1985 to June 1991, Mr. Engel served as a consultant to Drexel Burnham Lambert where he had been managing director since 1978. Mr. Engel has served as a director of multi-national companies such as Revlon Group, Inc., Triangle Industries, Inc., and Uniroyal Chemical, Inc.

         J. GARY MCALPIN has been Chief Operating Officer of the Company since March 1997. Mr. McAlpin joined the Company in October 1996 as a Vice President. From January 1996 to October 1996, he served as a construction/project manager of Birwelco-Montenay, a power generator. For the prior eight years, he served as Vice President and General Manager of IDAB Incorporated, a materials handling company.

         BRADLEY HACKER has been Chief Financial Officer of the Company since July 1997. Mr. Hacker joined the Company in July 1993 as controller. For the prior seven years, Mr. Hacker was employed by various divisions of Campbell Taggert, a subsidiary of Anheuser-Busch.

         MICHAEL F. BRACKEN has been Executive Vice President - New
Construction Sales of the Company since July 1996. Mr. Bracken joined the Company in September 1993 as a salesman. From August 1992 to August 1993, Mr. Bracken was the General Manager and Construction Project Manager of Brickell Biscayne Condominium in Miami. Prior thereto, he served as a field manager of Schlumberger Overseas Ltd., a petroleum engineering company, for eleven years in South East Asia.

         WILLIAM J. STONE has been Executive Vice President - Sales since May 1997. Since 1990, Mr. Stone has founded a number of companies engaged in various aspects of waste handling in high-rise buildings in South Florida. Prior to 1990, he was engaged in real estate development in Texas, Toronto and Florida.

         SEYMOUR OESTREICHER has been Vice President - Distribution Development of the Company since March 1995. Mr. Oestreicher was a founder and has been Chairman of IDC Systems, a company engaged in selling, installing and servicing trash compaction systems, since its formation in 1987. Mr. Oestreicher was a founder and served as Chairman and President of International Dynetics Corp., a company engaged in the design, manufacture and installation of trash compaction systems, from 1969 until 1986. At IDC Systems and International Dynetics Corp., Mr. Oestreicher oversaw the design, manufacture and sale of refuse compactors and specialized electro-hydraulic waste handling equipment primarily in New York, New Jersey and Connecticut, with distribution worldwide. From January 1951 to June 1969, he was Vice President of AMF, Inc., with responsibility for operations and sales in its International Electrical Products Division.

         WARREN ADELSON has been a director of the Company since May 1993. Mr. Adelson has been President of Adelson Galleries, a New York art gallery, since January 1990. From 1974 to January 1990, Mr. Adelson was Vice President of Coe Kerr Gallery, a New York City art gallery.

         IRA S. MERRITT has been a director of the Company since March 1996. Since his semi-retirement in 1990, Mr. Merritt, a licensed certified public accountant, has been engaged in selling residential real estate in Boca Raton, Florida. From 1988 to 1990, Mr. Merritt was employed by the Sidney Kohl Company, a Florida real estate company, where he established the firm's property management division. From 1982 to 1988, Mr. Merritt was the Executive Vice President and Chief Financial Officer of Hanover Companies, Inc. From 1975 to 1982, Mr. Merritt was the senior partner of Merritt, Levy and Cohen, an accounting firm specializing in the real estate industry.

         JOEL M. PASHCOW has been a director of the Company since March 1996. Mr. Pashcow is now the Chairman of the Executive Committee of the Board of Trustees of Ramco-Gershenson Property Trust (NYSE) and Chairman and President of Atlantic Realty Trust. Mr. Pashcow served as the Chairman of the Board of Directors of RPS Realty Trust, a New York Stock Exchange commercial property REIT, from February 1988 to April 1996. Mr. Pashcow has served as a member of the Board of Governors of the Real Estate Securities and Syndication Institute and as a director and member of the executive committee of the National Realty Committee.

ELECTION OF EXECUTIVE OFFICERS AND DIRECTORS

         The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. The Company's directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

         In connection with the Company's IPO in July 1993, the Company agreed with Whale Securities Co., L.P., who acted as the underwriter (the "Underwriter"), for a period of five years, to nominate and use its best efforts to elect a designee of the Underwriter as a director of the Company. To date, the Underwriter has not exercised this right.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the year ended December 31, 1997, the Company's Board of Directors held four meetings and took certain actions by written consent. During 1997, no director attended fewer than 75% of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board of Directors and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

         The only committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating or similar committee.

         Messrs. Merritt and Adelson are the current members of the Audit Committee, which committee held three meetings during the year ended December 31, 1997. The duties and responsibilities of the Audit Committee include (a) recommending to the Board of Directors the appointment of the Company's auditors and any termination of engagement, (b) reviewing the plan and scope of audits,
(c) reviewing the Company's significant accounting policies and internal controls and (d) having general responsibility for all related auditing matters.

         Messrs. Pashcow and Merritt are the current members of the Compensation Committee, which committee held three meeting during the year ended December 31, 1997. The Compensation Committee reviews and approves the compensation of the Company's executive officers and administers the Company's 1993 Stock Option Plan and 1996 Stock Option Plan.

ADDITIONAL INFORMATION CONCERNING DIRECTORS

         The Company pays non-employee directors an annual fee of $10,000 and reimburses all directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company do not receive additional compensation for their services as directors. In addition, non-employee directors of the Company's Compensation Committee and Audit Committee receive $1,000 per meeting.

         Previously, non-employee directors were eligible to receive options under the Company's 1993 Directors Option Plan. The 1993 Directors Option Plan terminated upon the approval of the 1996 Directors Option Plan by the Company's shareholders in July 1996. Non-employee directors currently are eligible to receive options under the Company's 1996 Directors Option Plan. During 1997, the Company granted options under the 1996 Directors Option Plan to purchase 1,000 shares of Common Stock to each of Warren Adelson, Ira S. Merritt and Joel M. Pashcow, as non-employee directors.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written or oral representations that no other reports were required for such persons, during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth, for the fiscal years ended December 31, 1995, 1996 and 1997, the aggregate compensation awarded to, earned by or paid to Donald Engel, who has been Chief Executive Officer of the Company since March 1996, and Michael F. Bracken, Vice President - New Construction Sales
(together, the "Named Executive Officers"). No other executive officer of the Company had aggregate compensation exceeding $100,000 during the year ended December 31, 1997. The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during such fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                         ANNUAL
                                                                      COMPENSATION              LONG-TERM
                                                              ------------------------        COMPENSATION
                NAME AND PRINCIPAL POSITION                     YEAR           SALARY           OPTIONS(#)
------------------------------------------------------------  --------        --------       ---------------

Donald Engel.............................................       1995       $     --                --
     Chairman of the Board and Chief                            1996        138,750           500,000(2)
       Executive Officer(1)                                     1997        180,000           200,000(2)

Michael Bracken..........................................       1995       $ 90,000            24,000(3)
     Vice President - New Construction Sales                    1996         95,041            34,000(3)
                                                                1997        114,908            22,000(4)

-------------------------
(1) Mr. Engel has served as the Chief Executive Officer since March 1996, served as Co-Chairman of the Board from March 1996 to May 1997 and has served Chairman of the Board since May 1997.

(2) Represents options granted under the Company's 1996 Stock Option Plan to purchase 500,000 shares of Common Stock at an exercise price of $4.00 per share and 200,000 shares of Common Stock at an exercise price of $3.25 per share.

(3) Represents options granted under the Company's 1993 Stock Option Plan to purchase 24,000 shares of Common Stock at an exercise price of $4.75 and 34,000 shares of Common Stock at an exercise price of $4.125.

(4) Represents options granted under the Company's 1996 Stock Option Plan to purchase 22,000 shares of Common Stock at an exercise price of $2.73.

EMPLOYMENT AGREEMENTS

         The Company has entered into an employment agreement with Donald Engel, effective as of March 25, 1996, which provides for the employment of Mr. Engel as Chairman of the Board and Chief Executive Officer of the Company. Such employment agreement provides for an annual base salary of $180,000 subject to annual increases in accordance with the Consumer Price Index. The employment agreement requires Mr. Engel to devote his full time, energies and efforts to the affairs of the Company. Mr. Engel has agreed that during the term of his employment agreement and for a period of five years thereafter, he will not compete or engage in a business competitive with any recycling or solid-waste disposal business in which the Company or its subsidiaries or affiliates then engages and which operates within any state in which the Company conducts business. The employment agreement provides that Mr. Engel or the Company may terminate such agreement upon ten days notice. Upon the termination of the employment agreement, Mr. Engel will be entitled to receive any unpaid salary and accrued bonus through the date of termination.

         The Company has entered into a three-year employment and consulting agreement with Mark D. Shantzis, effective as of March 25, 1996, which provides for the employment of Mr. Shantzis as Co-Chairman of the Board and President of the Company or Consultant to the Company. Mr. Shantzis resigned as Co-Chairman of the Board in May 1997 but continues to serve as a Consultant. The initial term of the employment and consulting agreement will be automatically extended for successive one year terms unless either party gives notice of its intent not to extend the term at least six months prior to its expiration date (three months in the case of any extension period after the initial term). Such agreement provides for an annual base salary of $180,000 subject to annual increases in accordance with the Consumer Price Index. Mr. Shantzis has agreed that during the term of his employment and consulting agreement and for a period of one year thereafter, he will not consult, compete or engage in or own in excess of 5% of any entity which engages in the business of providing mechanical multi-story recycling and which operates within any state in which the Company conducts business. The employment and consulting agreement provides that Mr. Shantzis or the Company may terminate such agreement upon 30 days notice. Upon the termination of Mr. Shantzis' employment and/or consulting relationship with the Company, Mr. Shantzis will be entitled to receive any unpaid salary and bonus accrued through the date of termination and a lump sum severance payment in the amount of the base salary that would have been paid by the Company to Mr. Shantzis through the scheduled end of the employment and consulting agreement.

         The Company has entered into a five-year employment agreement with each of J. Gary McAlpin (the "McAlpin Employment Agreement") and Bradley Hacker (the "Hacker Employment Agreement"), effective as of March 10, 1998, which employment agreements provide for the employment of Mr. McAlpin as Chief Operating Officer and Mr. Hacker as Chief Financial Officer. The initial terms of the McAlpin Employment Agreement and the Hacker Employment Agreement will be automatically extended for a five-year term upon a change of control of the Company, and for successive one-year terms unless either party gives notice of its intent not to extend the term at least six months prior to its expiration date (three months in the case of any extension period after the initial term). The McAlpin Employment Agreement provides for an annual base salary of $120,000 subject to annual increases in accordance with the Consumer Price Index and an annual incentive bonus of not less than $50,000 and the Hacker Employment Agreement provides for an annual base salary of $85,000 subject to annual increases in accordance with the Consumer Price Index and an annual incentive bonus of not less than $25,000. Pursuant to their respective employment agreements, Mr. McAlpin and Mr. Hacker have each agreed that during the term of his employment agreement and for a period of one year thereafter, he will not consult with or engage in or own in excess of 5% of any entity which engages in the business of providing mechanical multi-story recycling and which operates within any state in which the Company conducts business. Upon the termination of Mr. McAlpin's or Mr. Hacker's employment with the Company due to the non-renewal by the Company of either the McAlpin Employment Agreement or the Hacker Employment Agreement, the terminated executive will be entitled to receive any unpaid salary and bonus accrued through the date of termination plus one-year's base salary. Upon the termination of Mr. McAlpin's or Mr. Hacker's employment with the Company by the Company for cause or by the executive without cause, the terminated executive will be entitled to receive any unpaid salary and bonus accrued through the date of termination. Upon the termination of Mr. McAlpin's or Mr. Hacker's employment with the Company by the Company without cause, the terminated executive will be entitled to receive any unpaid salary accrued through the date of termination, any bonus that would have been payable to the executive for the fiscal year and a lump sum severance payment in the amount of the base salary, benefits that would have been paid by the Company to such executive through the scheduled end of the employment agreement plus one-year's base salary.

         On February 20, 1998, HS Acquisition Corp., a newly-formed wholly-owned subsidiary of the Company, merged with and into Hesco Sales, Inc., a Florida corporation ("Hesco") owned by Evelio Acosta ("Acosta"), with Hesco as the surviving corporation (the "Hesco Merger"). As a result of the Hesco Merger, Hesco became a wholly-owned subsidiary of the Company. On February 20, 1998, AM Acquisition Corp., a newly-formed wholly-owned subsidiary of the Company, merged with and into Atlantic Maintenance of Miami, Inc., a Florida corporation ("Atlantic Maintenance") owned by Acosta, with Atlantic Maintenance as the surviving corporation (the "Atlantic Maintenance Merger"). As a result of the Atlantic Maintenance Merger, Atlantic Maintenance became a wholly-owned subsidiary of the Company. In connection with the Hesco Merger and the Atlantic Maintenance Merger, Hesco has entered into a five-year employment agreement with Acosta, effective as of February 20, 1998, which provides for the employment of Acosta by Hesco. Such agreement provides for an annual base salary of $75,000 subject to annual increases in accordance with the Consumer Price Index. Acosta has agreed that during the term of his employment and consulting agreement and for a period of two years thereafter, he will not consult with or engage in or own in excess of 1% of any business of the type and character engaged in and competitive with the business of the Company. The employment and consulting agreement provides that Acosta or Hesco may terminate such agreement upon 60 days notice. Upon the termination of Acosta's employment with Hesco by Hesco without cause, Acosta will be entitled to receive any unpaid salary and bonus accrued through the date of termination and a lump sum severance payment in the amount of the base salary that would have been paid by Hesco to Acosta through the scheduled end of the employment and consulting agreement.

STOCK OPTION PLANS

         In July 1993, the Company adopted the 1993 Stock Option Plan (the "1993 Stock Option Plan") pursuant to which 350,000 shares of Common Stock were reserved for issuance to officers and other key employees and to certain other persons who are employed or engaged by the Company. In 1995, the number of shares of Common Stock reserved for issuance under the 1993 Stock Option Plan was increased by 150,000 shares to 500,000 shares. Under the 1993 Stock Option Plan, options are designated as "incentive stock options" or "non-qualified options" within the meaning of the Internal Revenue Code of 1986, as amended. The purpose of the 1993 Stock Option Plan is to encourage stock ownership by persons instrumental to the success of the Company, in order to give them a greater personal interest in the Company's business. Generally, the exercise price of any stock option granted to an eligible employee may not be less than 100% of the fair market value of the shares underlying such option on the date of the grant, unless such employee owns more than 10% of the outstanding Common Stock, in which case the exercise price of any incentive stock may not be less than 110% of such fair market value. Generally the term of each option and the manner in which it may be exercised is determined by the Board of Directors, provided, that no option may be exercisable more than ten years after the date of grant and, in the case of an incentive stock option to an eligible employee owning more than 10% of the outstanding Common Stock, no more than five years. Payment for shares purchased upon exercise of any option may be in cash or in shares of the Company's Common Stock. Options are not transferable, except upon the death of an optionee. In general, the unexercised portion of an option granted to an employee under the 1993 Stock Option Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of: (i) three months after the date on which the employee's employment is terminated for any reason other than for Cause (as defined in the 1993 Stock Option Plan), mental or physical disability or death; (ii) immediately upon the termination of the employee's employment for Cause; (iii) one year after the date on which the employee's employment is terminated by reason of the employee's mental or physical disability or (iv)(A) one year after the date of termination of the employee's employment by reason of the death of the employee or (B) three months after the date of the employee's death if such death occurs during the one year period following the employee's termination as a result of mental or physical disability. As of December 31, 1997, 496,106 options have been granted and are outstanding under the 1993 Stock Option Plan at an average exercise price of $4.87 per share.

         In July 1993, the Company also adopted the Directors Option Plan (the "Directors Option Plan") pursuant to which 50,000 shares of Common Stock have been reserved for issuance. Only non-employee directors are eligible to receive options under the Directors Option Plan. The Directors Option Plan provides for an automatic grant of an option to purchase 5,000 shares of Common Stock upon a person's election as a director of the Company and an automatic grant of 2,500 shares of Common Stock upon such person's re-election as a director of the Company. The Company has granted to Warren Adelson options to purchase 5,000 shares of Common Stock under the Directors Option Plan at an exercise price equal to $5.00 per share, options to purchase 2,500 shares of Common Stock at an exercise price equal to $6.06 per share and options to purchase 2,500 shares of Common Stock at an exercise price of $8.25 per share. In addition, in March 1996, the Company granted to each of Messrs. Merritt and Pashcow options under the Directors Option Plan to purchase 2,500 shares of Common Stock at an exercise price of $3.75 per share. In 1996, the Board of Directors terminated the Directors Option Plan.

         In 1996, the Board of Directors and the shareholders of the Company adopted the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan") pursuant to which 1,000,000 shares of Common Stock are reserved for issuance to officers and other key employees and to certain other persons who are employed or engaged by the Company. The purpose of the 1996 Stock Option Plan is to encourage stock ownership by persons instrumental to the success of the Company, in order to give them a greater personal interest in the Company's business. The terms and provisions of the 1996 Stock Option Plan are substantially similar to those of the 1993 Stock Option Plan. In connection with the adoption of the 1996 Stock Option Plan, the Company's Compensation Committee granted to Donald Engel, the Company's Chairman of the Board and Chief Executive Officer, subject to shareholder approval of the 1996 Stock Option Plan, options to purchase 500,000 shares of Common Stock at $4.00 per share. Such options were to vest over a five-year period with vesting to accelerate in the event that the price of the Common

Stock increased to $6.00 per share, which acceleration occurred in July 1996. As of December 31, 1997, 912,500 options have been granted and are outstanding under the 1996 Stock Option Plan at an average exercise price of $3.53 per share.

         In addition, in March 1996, the Board of Directors adopted, subject to shareholder approval which has been obtained, the New Directors Plan (the "New Directors Plan") pursuant to which 150,000 shares of Common Stock are reserved for issuance. Only non-employee directors are eligible to receive options under the New Directors Plan. The New Directors Plan provides for an automatic grant of an option to purchase 20,000 shares of Common Stock upon a person's election as a director of the Company and an automatic grant of 1,000 shares of Common Stock upon such person's re-election as a director of the Company. The Company has granted to each of Messrs. Pashcow and Merritt options to purchase 21,500 shares of Common Stock under the New Directors Plan at an exercise price of $4.00 per share and to Mr. Adelson options to purchase 1,000 shares of Common Stock under the New Directors Plan at an exercise price of $4.00 per share.

OPTION/SAR GRANT TABLE

         The following table sets forth certain information concerning grants of stock options made during the fiscal year ended December 31, 1997 to the Named Executive Officers.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                                     NUMBER OF           PERCENT OF TOTAL
                                     SECURITIES         OPTIONS GRANTED TO
                                     UNDERLYING            EMPLOYEES IN         EXERCISE PRICE
             NAME                  OPTIONS GRANTED          FISCAL YEAR           PER SHARE        EXPIRATION DATE
-------------------------------  ------------------     ------------------      --------------     ---------------
Donald Engel.................           200,000               52.6%                  $2.97            7/24/2007

Michael F. Bracken..............         22,000                5.5%                   2.72            12/31/2007


AGGREGATED FISCAL YEAR-END OPTION VALUE TABLE

         The following table sets forth certain information concerning unexercised stock options held by the Named Executive Officers as of December 31, 1997. No stock options were exercised by the Named Executive Officers during the year ended December 31, 1997. No stock appreciation rights have been granted or are outstanding.

                                                        NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                            SHARES                     UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                           ACQUIRED                     OPTIONS AT FY-END(#)                AT FY-END($)
                              ON          VALUE       ----------------------------------------------------------------
          NAME             EXERCISE     REALIZED($)     EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
------------------------ ------------  -------------  ---------------- ---------------- -------------- ---------------
Donald Engel...........       --             --           700,000            --             --(1)           --(1)

Michael F. Bracken........    --             --            72,400          27,600           --(1)           --(1)

---------------

(1) The closing bid price for the Company's Common Stock as reported on NASDAQ on December 31, 1997 was $2.3125. Value is zero as the exercise prices for all options are greater than the closing bid price at December 31, 1997.

                              CERTAIN TRANSACTIONS

         During the years ended December 31, 1997 and 1996, product development expenses of $0 and $7,666, respectively, were paid to Tekmar Inc. ("Tekmar"), a company owned by the wife of Byron M. Blank, a former Vice-President of the Company. At December 31, 1997 and 1996, the Company had a note receivable from Tekmar in the amount of $33,223. The note bears interest at 5.5% and is due 180 days after demand for repayment by the Company. As of the date hereof, the Company has not demanded repayment of such note and does not anticipate that it will demand repayment in the foreseeable future.

         In February 1995, the Company, through its newly-formed wholly-owned subsidiary IDC Acquisition Sub, Inc., acquired all of the outstanding capital stock of IDC Systems, a New York corporation organized in November 1987 of which Harriet Oestreicher owned 47.5% of the outstanding capital stock. Mrs. Oestreicher is the wife of Seymour Oestreicher, the Company's Vice President - Distribution Development. In connection with the acquisition, the Company paid $500,000 in cash and issued 26,667 shares of Common Stock to the former shareholders of IDC Systems and agreed to issue additional shares of Common Stock in three equal amounts annually, commencing in February 1996. In April 1996, 1997 and 1998, an aggregate of 25,083 additional shares of Common Stock were issued to the former shareholders of IDC Systems, of which Harriet Oestreicher received 15,885 shares.

         The Company had entered into a two-year consulting agreement with Harriet Oestreicher, the wife of Seymour Oestreicher, effective as of February 23, 1995, which provided for the employment of Mrs. Oestreicher as a consultant to IDC Systems. The consulting agreement terminated pursuant to its terms in February 1997. The consulting agreement provided for an annual fee of $50,000. Mrs. Oestreicher has agreed not to compete or engage in a business competitive with the Company's current or anticipated business (including those previously conducted by IDC Systems) during the term of her consulting agreement and for a period of five years thereafter.

         In March 1996, the Company entered into an employment agreement with Donald Engel, the Company's Chairman of the Board and Chief Executive Officer, and an employment and consulting agreement with Mark D. Shantzis, the Company's then Co-Chairman of the Board. On March 10, 1998, the Company entered into an employment agreement with each of J. Gary McAlpin, the Chief Operating Officer of the Company, and Bradley Hacker, the Chief Financial Officer of the Company. See "Executive Compensation" above for a description of these agreements.

         In connection with the Hesco Merger and the Atlantic Maintenance Merger, Hesco entered into, and the Company entered into an unconditional guaranty relating to, a lease with the Acosta Family Limited Partnership, an affiliate of Acosta, for Hesco's corporate headquarters and manufacturing facilities in an approximately 110,000 square foot building situated in Miami, Florida at a monthly rent of approximately $27,000 per month. Prior to the Hesco Merger and the Atlantic Maintenance Merger, in January 1998, the land and building were sold by United Truck and Body Corporation, a subsidiary of Hesco, to the Acosta Family Limited Partnership for a purchase price of approximately $1.3 million. Also in connection with the Hesco Merger and the Atlantic Maintenance Merger, Hesco entered into, and the Company entered into unconditional guaranty relating to, a lease with Acosta and Gladys Acosta for an approximately 3,000 square foot shop in Hialeah, Miami, Florida, at a monthly rent of approximately $1,000 per month.

                       PROPOSAL TO APPROVE THE ADOPTION OF
                 THE 1998 EXECUTIVE INCENTIVE COMPENSATION PLAN

         BACKGROUND AND PURPOSE. In March 1998, the Board of Directors adopted the 1998 Executive Incentive Compensation Plan (the "1998 Plan") and recommended that it be submitted to the Company's shareholders for their approval at the Annual Meeting. The terms of the 1998 Plan provide for grants of stock options, stock appreciation rights ("SARs"), restricted stock, deferred stock, other stock-related awards and performance or annual incentive awards that may be settled in cash, stock or other property (collectively, "Awards"). The effective date of the 1998 Plan is June 1, 1998 (the "Effective Date"). The 1998 Plan is intended to supplement the 1996 Stock Option Plan and the 1993 Stock Option Plan (collectively, the "Preexisting Plans"). No Awards have been made under the 1998 Plan as of the date of this Proxy Statement, and no Awards will be granted under the 1998 Plan unless the 1998 Plan is approved by the Company's shareholders at the Annual Meeting.

         Shareholder approval of the Plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which are further described below, (ii) in order for the 1998 Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Exchange Act and (iii) by the rules of the Nasdaq National Market.

         As of the adoption of the 1998 Plan, options had been granted and are outstanding for 912,500 of the 1,000,000 shares available for issuance pursuant to options granted under the 1996 Stock Option Plan and options had been granted and are outstanding for 496,106 of the 500,000 shares available for issuance pursuant to options granted under the 1993 Stock Option Plan. Accordingly, with only approximately 91,394 shares available for option grants under the Preexisting Plans, a principal purpose of the 1998 Plan is to provide additional shares for which options can be granted and thereby allow the Company to grant additional options under the 1998 Plan in furtherance of the purposes described above. In addition, the Board determined to adopt a new plan in order to respond to a number of changes and proposed changes relating to Rule 16b-3 under the Exchange Act and regulations under Section 162(m) of the Code, to broaden the types of performance goals that may be set and the types of Awards that may be granted by the Committee, as described below, and otherwise to add flexibility to annual incentive awards and other performance-based awards intended to qualify for corporate tax deductions under Section 162(m) and to otherwise adopt provisions intended to enable the Committee to better promote the goals of the Company's compensation policies and programs, as discussed above.

         The following is a summary of certain principal features of the 1998 Plan. This summary is qualified in its entirety by reference to the complete text of the 1998 Plan, which is attached to this Proxy Statement as Annex A. Shareholders are urged to read the actual text of the 1998 Plan in its entirety.

         SHARES AVAILABLE FOR AWARDS; ANNUAL PER-PERSON LIMITATIONS. Under the 1998 Plan, the total number of shares of Common Stock that may be subject to the granting of Awards under the 1998 Plan at any time during the term of the 1998 Plan shall be equal to 1,000,000 shares, plus the number of shares with respect to which Awards previously granted under the 1998 Plan terminate without being exercised, and the number of shares that are surrendered in payment of any Awards or any tax withholding requirements.

         The 1998 Plan limits the number of shares which may be issued pursuant to incentive stock options to 1,000,000 shares.

         In addition, the 1998 Plan imposes individual limitations on the amount of certain Awards in part to comply with Section 162(m) of the Code. Under these limitations, during any fiscal year the number of options, SARs, restricted shares of Common Stock, deferred shares of Common Stock, shares as a bonus or in lieu of other Company obligations, and other stock-based Awards granted to any one participant may not exceed 250,000 for each type of such Award, subject to adjustment in certain circumstances. The maximum amount that may be paid out as an annual incentive Award or other cash Award in any fiscal year to any one participant is $1,000,000, and the maximum amount that may be earned as a performance Award or other cash Award in respect of a performance period by any one participant is $5,000,000.

         The Committee, as described below, is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

         ELIGIBILITY. The persons eligible to receive Awards under the 1998 Plan are the officers, directors, employees and independent contractors of the Company and its subsidiaries. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 1998 Plan.

         ADMINISTRATION. The 1998 Plan is to be administered by a committee designated by the Board of Directors consisting of not less than two directors (the "Committee"'), each member of which must be a "non-employee director" as defined under Rule 16b-3 under the Exchange Act and an "outside director" for purposes of Section 162(m) of the Code. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act, or Section 162(m) of the Code, the Board may exercise any power or authority granted to the Committee. Subject to the terms of the 1998 Plan, the Committee or the Board is authorized to select eligible persons to receive Awards, determine the type and number of Awards to be granted and the number of shares of Common Stock to which Awards will relate, specify times at which Awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 1998 Plan, and make all other determinations that may be necessary or advisable for the administration of the 1998 Plan.

         STOCK OPTIONS AND SARS. The Committee or the Board is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise (or defined "change in control price" following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but in the case of an ISO must not be less than the fair market value of a share of Common Stock on the date of grant. For purposes of the 1998 Plan, the term "fair market value" means the fair market value of Common Stock, Awards or other property as determined by the Committee or the Board or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the fair market value of Common Stock as of any given date shall be the closing sales price per share of Common Stock as reported on the principal stock exchange or market on which Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Committee or the Board, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least 6 months, outstanding Awards or other property having a fair market value equal to the exercise price, as the Committee or the Board may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee or the Board. SARs granted under the 1998 Plan may include "limited SARs" exercisable for a stated period of time following a change in control of the Company, as discussed below.

         RESTRICTED AND DEFERRED STOCK. The Committee or the Board is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Committee or the Board. A participant granted restricted stock generally has all of the rights of a shareholder of the Company, unless otherwise determined by the Committee or the Board. An Award of deferred stock confers upon a participant the right to receive shares of Common Stock at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

         DIVIDEND EQUIVALENTS. The Committee or the Board is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other Awards or other property equal in value to dividends paid on a specific number of shares of Common Stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, Awards or otherwise as specified by the Committee or the Board.

         BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee or the Board is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other Awards in lieu of Company obligations to pay cash under the 1998 Plan or other plans or compensatory arrangements, subject to such terms as the Committee or the Board may specify.

         OTHER STOCK-BASED AWARDS. The Committee or the Board is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. Such Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board determines the terms and conditions of such Awards.

         PERFORMANCE AWARDS, INCLUDING ANNUAL INCENTIVE AWARDS. The right of a participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee or the Board. In addition, the 1998 Plan authorizes specific annual incentive Awards, which represent a conditional right to receive cash, shares of Common Stock or other Awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. Performance Awards and annual incentive Awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be "covered employees" (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Company under Code
Section 162(m). For purposes of Section 162(m), the term "covered employee" means the Company's chief executive officer and each other person whose compensation is required to be disclosed in the Company's filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. If and to the extent required under
Section 162(m) of the Code, any power or authority relating to a performance Award or annual incentive Award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board.

         Subject to the requirements of the 1998 Plan, the Committee or the Board will determine performance Award and annual incentive Award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. In granting annual incentive or performance Awards, the Committee or the Board may establish unfunded award "pools," the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the 1998 Plan (including, for example, total shareholder return, net income, pretax earnings, EBITDA, earnings per share, and return on investment). During the first 90 days of a fiscal year or performance period, the Committee or the Board will determine who will potentially receive annual incentive or performance Awards for that fiscal year or performance period, either out of the pool or otherwise.

         After the end of each fiscal year or performance period, the Committee or the Board will determine (i) the amount of any pools and the maximum amount of potential annual incentive or performance Awards payable to each participant in the pools and (ii) the amount of any other potential annual incentive or performance Awards payable to participants in the 1998 Plan. The Committee or the Board may, in its discretion, determine that the amount payable as an annual incentive or performance Award will be reduced from the amount of any potential Award.

         OTHER TERMS OF AWARDS. Awards may be settled in the form of cash, shares of Common Stock, other Awards or other property, in the discretion of the Committee or the Board. The Committee or the Board may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee or the Board may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee or the Board is authorized to place cash, shares of Common Stock or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 1998 Plan. The Committee or the Board may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 1998 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee or the Board may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

         Awards under the 1998 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee or the Board may, however, grant Awards in exchange for other Awards under the 1998 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

         ACCELERATION OF VESTING; CHANGE IN CONTROL. The Committee or the Board may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement, vesting shall occur automatically in the case of a "change in control" of the Company, as defined in the 1998 Plan (including the cash settlement of SARs and "limited SARs" which may be exercisable in the event of a change in control). In addition, the Committee or the Board may provide in an Award agreement that the performance goals relating to any performance based Award will be deemed to have been met upon the occurrence of any "change in control." Upon the occurrence of a change in control, if so provided in the Award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of the Company, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control. For purposes of the 1998 Plan, the term "change in control" generally means (a) approval by shareholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were shareholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company's then outstanding, voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned), or (b) a change in the composition of the Board such that the persons constituting the current Board, and subsequent directors approved by the current Board (or approved by such subsequent directors), cease to constitute at least a majority of the Board.

         AMENDMENT AND TERMINATION. The Board of Directors may amend, alter, suspend, discontinue or terminate the 1998 Plan or the Committee's authority to grant Awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted. Thus, shareholder approval may not necessarily be required for every amendment to the 1998 Plan which might increase the cost of the 1998 Plan or alter the eligibility of persons to receive Awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 1998 Plan will terminate at such time as no shares of Common Stock remain available for issuance under the 1998 Plan and the Company has no further rights or obligations with respect to outstanding Awards under the 1998 Plan.

         SECURITIES ACT REGISTRATION. The Company intends to register the shares of Common Stock available for Awards under the 1998 Plan pursuant to a Registration Statement on Form S-8 filed with the SEC.

         FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF OPTIONS. The following is a brief description of the federal income tax consequences generally arising with respect to Awards of options under the 1998 Plan.

         The grant of an option will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares of Common Stock acquired on the date of exercise.

         Upon a disposition of shares of Common Stock acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares of Common Stock at the date of exercise of the ISO minus the exercise price, or (ii) the amount realized upon the disposition of the ISO shares of Common Stock minus the exercise price. Otherwise, a participant's disposition of shares of Common Stock acquired upon the exercise of an option (including an ISO for which the ISO holding periods are met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares of Common Stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

         The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares of Common Stock for the ISO holding periods prior to disposition of the shares.

         The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. As discussed above, the Company intends that options and certain other Awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such Awards, qualify as such "performance-based compensation," so that such Awards will not be subject to the
Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that options or other Awards under the 1998 Plan will qualify as "performance-based compensation" that is fully deductible by the Company under
Section 162(m).

         The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the 1998 Plan, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 1998 Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 1998 Plan should consult a tax advisor as to the tax consequences of participation.

         NEW PLAN BENEFITS. No Awards have been granted under the 1998 Plan through the date of this Proxy Statement. The Company believes that Awards granted under the 1998 Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom Awards may be made are to be determined from time to time by the Committee in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive Awards or the nature and terms of such Awards.

         The Board recommends that the 1998 Plan be approved.

         A copy of the entire text of the 1998 Plan is provided herewith as Annex A to this Proxy Statement.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL TO
             ADOPT THE 1998 EXECUTIVE INCENTIVE COMPENSATION PLAN.

            OTHER BUSINESS; REPRESENTATIVES OF THE COMPANY'S AUDITORS

         The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

         Representatives of Coopers & Lybrand LLP, the Company's independent auditors, are not expected to be present at the Annual Meeting, and, accordingly, will not be available to respond to shareholder inquiries.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 1999 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's principal executive offices no later than February 18, 1999.

                               By Order Of The Board of Directors

                               DONALD ENGEL
                               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

Miami, Florida
June 22, 1998

                                                                         ANNEX A





                         HI-RISE RECYCLING SYSTEMS, INC.

                   1998 EXECUTIVE INCENTIVE COMPENSATION PLAN

                         HI-RISE RECYCLING SYSTEMS, INC.

                   1998 EXECUTIVE INCENTIVE COMPENSATION PLAN

1.       Purpose.................................................................................1
2.       Definitions.............................................................................1
3.       Administration..........................................................................3

         (a)      Authority of the Committee.....................................................3
         (b)      Manner of Exercise of Committee Authority......................................4
         (c)      Limitation of Liability........................................................4

4.       Stock Subject to Plan...................................................................4
         (a)      Limitation on Overall Number of Shares Subject to Awards.......................4
         (b)      Application of Limitations.....................................................4

5.       Eligibility; Per-Person Award Limitations...............................................5
6.       Specific Terms of Awards................................................................5

         (a)      General........................................................................5
         (b)      Options........................................................................5
         (c)      Stock Appreciation Rights......................................................6
         (d)      Restricted Stock...............................................................6
         (e)      Deferred Stock.................................................................7
         (f)      Bonus Stock and Awards in Lieu of Obligations..................................8
         (g)      Dividend Equivalents...........................................................8
         (h)      Other Stock-Based Awards.......................................................8
7.       Certain Provisions Applicable to Awards.................................................9
         (a)      Stand-Alone, Additional, Tandem and Substitute Awards..........................9
         (b)      Term of Awards.................................................................9
         (c)      Form and Timing of Payment Under Awards; Deferrals.............................9
         (d)      Exemptions from Section 16(b) Liability........................................9
8.       Performance and Annual Incentive Awards.................................................9
         (a)      Performance Conditions.........................................................9
         (b)      Performance Awards Granted to Designated Covered Employees....................10
         (c)      Annual Incentive Awards Granted to Designated Covered Employees...............11
         (d)      Written Determinations........................................................12
         (e)      Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m)......12
9.       Change in Control......................................................................12
         (a)      Effect of "Change in Control."................................................12
         (b)      Definition of "Change in Control..............................................13
         (c)      Definition of "Change in Control Price."......................................13
10.      General Provisions.....................................................................13
         (a)      Compliance With Legal and Other Requirements..................................13
         (b)      Limits on Transferability; Beneficiaries......................................14
         (c)      Adjustments...................................................................14
         (d)      Taxes.........................................................................14
         (e)      Changes to the Plan and Awards................................................15
         (f)      Limitation on Rights Conferred Under Plan.....................................15
         (g)      Unfunded Status of Awards; Creation of Trusts.................................15
         (h)      Nonexclusivity of the Plan....................................................15
         (i)      Payments in the Event of Forfeitures; Fractional Shares.......................15
         (j)      Governing Law.................................................................16
         (k)      Plan Effective Date and Stockholder Approval; Termination of Plan.............16

                                      (i)

                         HI-RISE RECYCLING SYSTEMS, INC.

                   1998 EXECUTIVE INCENTIVE COMPENSATION PLAN

           1. PURPOSE. The purpose of this 1998 Executive Incentive Compensation Plan (the "Plan") is to assist Hi-Rise Recycling Systems, Inc., a Florida corporation (the "Company") and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, Directors and independent contractors by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

         2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

                  (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

                  (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

                  (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

                  (d) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

                  (e) "Board" means the Company's Board of Directors.

                  (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

                  (g) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

                  (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

                  (i) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist of at least two directors, and each member of which shall be

(i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under
Section 162(m) of the Code.

                  (j) "Corporate Transaction" means a Corporate Transaction as defined in Section 9(b)(i) of the Plan.

                  (k) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

                  (l) "Deferred Stock" means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

                  (m) "Director" means a member of the Board.

                  (n) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

                  (o) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

                  (p) "Effective Date" means the effective date of the Plan, which shall be June 1, 1998.

                  (q) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

                  (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

                  (s) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

                  (t) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

                  (u) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of
Section 422 of the Code or any successor provision thereto.

                  (v) "Incumbent Board" means the Incumbent Board as defined in
Section 9(b)(ii) of the Plan.

                  (w) "Limited SAR" means a right granted to a Participant under
Section 6(c) hereof.

                  (x) "Option" means a right granted to a Participant under
Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

                  (y) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

                  (z) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

                  (aa) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

                  (bb) "Performance Award" means a right, granted to an Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

                  (cc) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

                  (dd) "Restricted Stock" means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

                  (ee) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act

                  (ff) "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to
Section 10(c) hereof.

                  (gg) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

                  (hh) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

                  3.     ADMINISTRATION.

                  (a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

                  (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. The
Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and
(iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

                  (c) LIMITATION OF LIABILITY. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

         4.     STOCK SUBJECT TO PLAN.

                  (a) LIMITATION ON OVERALL NUMBER OF SHARES SUBJECT TO
AWARDS. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 1,000,000 plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed 1,000,000 shares.

                  (b) APPLICATION OF LIMITATIONS. The limitation contained in
Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

         5. ELIGIBILITY; PER-PERSON AWARD LIMITATIONS. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 250,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $1,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5,000,000.

         6.     SPECIFIC TERMS OF AWARDS.

                  (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

                  (b) OPTIONS. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

                           (i) EXERCISE PRICE. The exercise price per share of
                  Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the
                  Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

                           (ii) TIME AND METHOD OF EXERCISE. The Committee or
                  the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

                           (iii) ISOS. The terms of any ISO granted under
                  the Plan shall comply in all respects with the provisions of
                  Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the

                  Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                                    (A) the Option shall not be exercisable more
                  than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                                    (B) The aggregate Fair Market Value
                  (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

                  (c) STOCK APPRECIATION RIGHTS. The Committee and the Board each is authorized to grant SAR's to Participants on the following terms and conditions:

                           (i) RIGHT TO PAYMENT. A SAR shall confer on the
                  Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under
                  Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

                           (ii) OTHER TERMS. The Committee or the Board shall
                  determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

                  (d) RESTRICTED STOCK. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                           (i) GRANT AND RESTRICTIONS. Restricted Stock shall
                  be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                           (ii) FORFEITURE. Except as otherwise determined by
                  the Committee or the Board at the time of the Award, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                           (iii) CERTIFICATES FOR STOCK. Restricted Stock
                  granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                           (iv) DIVIDENDS AND SPLITS. As a condition to the
                  grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

                  (e) DEFERRED STOCK. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

                           (i) AWARD AND RESTRICTIONS. Satisfaction of an
                  Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

                           (ii) FORFEITURE. Except as otherwise determined by
                  the Committee or the Board, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

                           (iii) DIVIDEND EQUIVALENTS. Unless otherwise
                  determined by the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either
                  (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or
                  (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

                  (f) BONUS STOCK AND AWARDS IN LIEU OF OBLIGATIONS. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

                  (g) DIVIDEND EQUIVALENTS. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

                  (h) OTHER STOCK-BASED AWARDS. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

         7.     CERTAIN PROVISIONS APPLICABLE TO AWARDS.

                  (a) STAND-ALONE, ADDITIONAL, TANDEM AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

                  (b) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the
Code).

                  (c) FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, Stock that have been held for at least 6 months, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

                  (d) EXEMPTIONS FROM SECTION 16(B) LIABILITY. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under
Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

         8.     PERFORMANCE AND ANNUAL INCENTIVE AWARDS.

                  (a) PERFORMANCE CONDITIONS. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

                  (b) PERFORMANCE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

                           (i) PERFORMANCE GOALS GENERALLY. The performance
                  goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                           (ii) BUSINESS CRITERIA. One or more of the
                  following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings;
                  (13) working capital or inventory; and (14) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as "performanced-based compensation under Code
                  Section 162(m).

                           (iii) PERFORMANCE PERIOD; TIMING FOR ESTABLISHING
                  PERFORMANCE GOALS. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

                           (iv) PERFORMANCE AWARD POOL. The Committee may
                  establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (v) SETTLEMENT OF PERFORMANCE AWARDS; OTHER TERMS.
                  Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

                  (c) ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. If and to the extent that the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

                           (i) ANNUAL INCENTIVE AWARD POOL. The Committee may
                  establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (ii) POTENTIAL ANNUAL INCENTIVE AWARDS. Not later
                  than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

                           (iii) PAYOUT OF ANNUAL INCENTIVE AWARDS. After
                  the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

                  (d) WRITTEN DETERMINATIONS. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under
Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

                  (e) STATUS OF SECTION 8(B) AND SECTION 8(C) AWARDS UNDER
CODE SECTION 162(M). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

         9.     CHANGE IN CONTROL.

                  (a) EFFECT OF "CHANGE IN CONTROL." If and to the extent provided in the Award, in the event of a "Change in Control," as defined in
Section 9(b), the following provisions shall apply:

                           (i) Any Award carrying a right to exercise that was
                  not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, subject only to applicable restrictions set forth in
                  Section 10(a) hereof;

                           (ii) Limited SARs (and other SARs if so provided
                  by their terms) shall become exercisable for amounts, in cash, determined by reference to the Change in Control Price;

                           (iii) The restrictions, deferral of settlement,
                  and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

                           (iv) With respect to any such outstanding Award
                  subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

                  (b) DEFINITION OF "CHANGE IN CONTROL. A "Change in Control" shall be deemed to have occurred upon:

                           (i) Approval by the shareholders of the Company of
                  a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned); or

                           (ii) Individuals who, as of the date hereof,
                  constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board.

                  (c) DEFINITION OF "CHANGE IN CONTROL PRICE." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

         10.   GENERAL PROVISIONS.

                  (a) COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS. The
Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

                  (b) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

                  (c) ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under
Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

                  (d) TAXES. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

                  (e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

                  (f) LIMITATION ON RIGHTS CONFERRED UNDER PLAN. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

                  (g) UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

                  (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

                  (i) PAYMENTS IN THE EVENT OF FORFEITURES; FRACTIONAL SHARES. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the

Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (j) GOVERNING LAW. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflicts of laws, and applicable federal law.

                  (k) PLAN EFFECTIVE DATE AND STOCKHOLDER APPROVAL;
TERMINATION OF PLAN. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) and 422, Rule 16b-3 under the Exchange Act, applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

                         HI-RISE RECYCLING SYSTEMS, INC.
                              8505 N.W. 74TH STREET
                              MIAMI, FLORIDA 33166



      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

                                  COMMON STOCK

         The undersigned holder of Common Stock of Hi-Rise Recycling Systems, Inc., a Florida corporation (the "Company"), hereby appoints Donald Engel and Brad Hacker, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the 1998 Annual Meeting of Shareholders of the Company, to be held on Wednesday, July 15, 1998, at 10:00 a.m., local time, at the offices of the law firm of Greenberg Traurig Hoffman Lipoff Rosen & Quentel located the Met Life Building, 200 Park Avenue, New York, New York, or at any adjournment(s) or postponement(s) thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1) BELOW AND THE OTHER PROPOSAL SET FORTH BELOW.

Proposal 1. Election of Donald Engel, Warren Adelson, Ira S. Merritt and Joel M.
            Pashcow as directors of the Company.

            | | VOTE FOR all nominees listed above, except vote withheld from the following nominee(s) (if any).

                ----------------------------------------------------------------

            | | VOTE WITHHELD from all nominees.

Proposal 2. Proposal to approve the adoption of the Company's 1998 Executive
            Incentive Compensation Plan.

            | |  FOR                | | AGAINST            | | ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

                               (SEE REVERSE SIDE)

                           (CONTINUED FROM OTHER SIDE)

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS.

         The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1997 Annual Report to Shareholders.

                                     Dated:______________________________ , 1998

                                     ___________________________________________
                                                     (Signature)

                                     ___________________________________________
                                                (Signature if held jointly)

                                    IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    PLEASE MARK, SIGN AND DATE THIS PROXY CARD
                                    AND PROMPTLY RETURN IT IN THE ENVELOPE
                                    PROVIDED. NO POSTAGE NECESSARY IF MAILED IN
                                    THE UNITED STATES.